SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                          FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 11, 1998

                     American Rice, Inc.
    (Exact name of registrant as specified in its charter)


                            Texas
        (State or other jurisdiction of incorporation)



        0-17039                                76-0231626
(Commission File Number)                    (I.R.S. Employer
                                           Identification No.)


411 N. Sam Houston Parkway E.
      Houston, Texas                                 77060
   (Address of Principal                           (Zip Code)
     Executive Offices)


                          (281) 272-8800
       (Registrant's telephone number, including area code)


                          Not Applicable
   (Former name or former address, if changed since last report

Item 5.  Other Events

American Rice, Inc. issued a press release on August 12, 1998 stating it had filed a Chapter 11 bankruptcy petition on August 11, 1998. The information contained in such press release is attached hereto as
Exhibit 99.

Item 7.  Financial Statement and Exhibits

(c) Exhibits

Exhibit 99 - Press Release dated August 12, 1998.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 14, 1998                        American Rice, Inc.
                                             --------------------
                                                 (Registrant)

                                      By:  /s/ Joseph E. Westover
                                           ----------------------
                                               Joseph E. Westover
                                               Vice President and
                                                  Controller